THE TREATMENT OF HEPATITIS C ON DIALYSIS MACHINES WITH AFFINITY PLASMAPHERESIS

Rod Kenley M.S. M.M.

20th International Vicenza Course on Hemodialysis and CKD

Why Nephrologists Should Care About HCV

ESRD Population

- The annual incidence of HCV infection in these patients ranges from 0.2% to 6.2%, which is approximately 100–1000 times higher than that in the general population
- Most studies have suggested a decreased survival in HCV-infected dialysis patients (from 52 to 32% at 8 years).
- Significant chronic liver disease, including chronic active hepatitis or advanced cirrhosis exists in 60% to 70% of the anti-HCV positive patients

Why Nephrologists Should Care About HCV

ESRD Population

- Liver failure is the cause of death in 8 to 28% of long-term renal transplant survivors
- Immunosuppression following renal transplantation could worsen the course of liver disease.
- One goal of HCV treatment is to decrease liver-related morbidity and mortality.

Standard-of-Care Drug Therapy

- **Pegylated Interferon (PEG-IFN)**
  - Interferes with viral replication
  - Significant side-effects
- **Ribavirin (RBV)**
  - Recruits immune response
  - Causes anemia

Why Nephrologists Should Care About HCV

ESRD Population

- There is a risk of enhancement of the ribavirin-related hemolytic anemia with a deep and long-lasting fall of the hemoglobin levels, despite an increase in erythropoietin doses.
- Ribavirin is generally contraindicated in patients with renal failure although some clinicians report success with lower doses.
- In dialysis patients, the biochemical and virologic efficacy of interferon monotherapy is, at least, as good as in the general population.
- Tolerance is poorer in hemodialyzed patients since treatment discontinuation is necessary in 20 to 40% of cases with a high incidence of cardiovascular side-effects, anemia, erythropoietin resistance and general symptoms (weight loss).

Why Nephrologists Should Care About HCV

General Population

- 175 million people infected worldwide
- 75% (130 million) will progress to chronic liver disease
- Of those taking standard-of-care drug therapy (PEG-IFNα + Ribavirin), only 15-25% will recover completely
- Removal of HCV by Plasmapheresis combined with drug therapy has been recently demonstrated to yield significantly higher cure rates than drug therapy alone
- Affinity plasmapheresis can be performed on standard hemodialysis and CRRT equipment
- Plasmapheresis and adsorption plasmapheresis is reimbursed in Japan and USA. Reimbursement in USA = $1500-2000 per treatment.

Why use Plasmapheresis for Viral Infections?

- What good does removing virions from circulation do when there are many more located in inaccessible intracellular locations?
- Host immunity required to defeat any infection (boy-in-bubble disease)
- Clinical outcomes are better when drug therapy is started at lower viral load levels
- A faster rate of viral load reduction in the early phases of drug therapy correlates with better outcomes

Contribution of Plasmapheresis to Improved Clincal Outcomes

Fujiwara et al; *Hepatology Research* 2007; **37**: 701-710

- 193 chronic genotype 1b hepatitis C patients having a high RNA load
- 133 controls received drug therapy alone
- 60 received Double Filtration Plasmapheresis (DFPP) treatments plus drug therapy

Double Filtration Plasmapheresis
(VRAD System)


DFPP
Blood pump
Plasma pump
Plasmaflo
Cascadeflo
Plasma pump
pump
Waste







Contribution of Plasmapheresis to Improved Clincal Outcomes

- Averaged three DFPP treatments (range 1-5); one per day over consecutive days
- DFPP administered the same day as the start of drug therapy
- Average treatment time = 3 hrs. 14 minutes
- Average viral load reduction was 26% per treatment

VRAD Treatment Outcomes


90
80
70
60
50
40
30
20
10
0
SVR%
50
all patients

Are any new HCV drugs on the Horizon?

- Telaprevir (Vertex) and Boceprevir (Merck) recently approved in U.S.
- Both significantly improved SVR rates.
- Most prevalent side affect was anemia.
- There are no data on the safety and efficacy of Telaprevir and Boceprevir in patients with ESRD. Additional pharmacokinetic studies need to be done in order to define dosing recommendations in patients on hemodialysis.

Results of Telaprevir-treated Genotype 1 Non-Responders vs. Controls


Previous non-responder SVR%
80
70
60
50
40
30
20
10
0
20
SOC

Lectin Affinity Plasmapheresis

- Derived from the Latin word *legere*, meaning, "to select".
- Lectins are sugar-binding proteins that are highly specific for their sugar moieties.
- Found on the surface of mammalian liver cells, it is believed that these cell-surface receptors are responsible for the removal of certain glycoproteins from the circulatory system.
- Lectins are also known to play important roles in the immune system by recognizing carbohydrates that are found exclusively on pathogens.

Table of the Major Lectins

Lectin Symbol	Lectin name	Source	Ligand
Mannose Binding Lectins			
ConA	Concanavalin A	*Canavalia ensiformis*	α-D-mannosyl and α-D-glucosyl residues branched α-mannosidic structures (high α-mannose type, or hybrid type and biantennary complex type N-Glycans)
LCH	Lentil lectin	*Lens culinaris*	Fucosylated core region of bi- and triantennary complex type N-Glycans
GNA	**Snowdrop lectin**	*Galanthus nivalis*	α 1-3 and α 1-6 linked high mannose structures
Galactose Binding Lectins			
RCA	Ricin	*Ricinuscommunis*	Galβ1-4GlcNAcβ1-R

Hemopurifier Diagram


Tube Sheet
Affinity Matrix
Header
Fibers
Jacket
Sealed Port
Blood Inlet
Blood Outlet

Lectin Affinity Plasmapheresis

Aethlon Medical Inc. Hemopurifier


Hemopurifier
Hemopurifier

GNA Advantages

Snowdrop Amaryllis



- Safe enough to use in foods like potatoes, corn, rice, lettuce, papaya and bananas
- Broad specificity to pathogenic virus families due to the prevalence of mannose-rich glycoproteins in their envelope
  - HIV, HCV, Smallpox, Dengue, Ebola, H1N1, Influenza
- The sugar structures are put on by the host cell
  - are not under the control of the virus
  - are necessary for virus survival

Dual Benefit of Action

- **Antiviral**
  - Clearance of circulating virions
- **Enhances host defenses**
  - Clearance of virally-shed, immunosuppressive glycoproteins

Hemopurifier® Clinical Safety Studies

- The two clinical safety studies were done at three sites in India on ESRD patients;
  - 10 infected with HCV; 1 infected with HIV
  - 69 total patient exposures.
- The treatments were conducted by inserting the device in the normal dialysis extracorporeal circuit upstream of the dialyzer.
- The treatments conformed to the patients' normal dialysis regimen of 3x/week lasting ≈ 4 hours.
- 1 HCV patient's and the HIV patient's study periods were extended to 12 treatments over 4 weeks.


Average Change in Normalized HCV % Viral Load vs First Control Prior to Initiating Treatment
Average % Change in HCV Viral Load
20%
0%
-20%
-40%
-60%
-80%
-100%
Control
Treatment
Net

N=24

- Average viral load reduction during treatment was 64% per treatment.
- The viral load reduction remained at 13% one week after the treatment was completed.

Lectin Affinity Plasmapheresis vs. Double Filtration Plasmapheresis

- **Average DFPP treatment period of 3 hrs 14 min with benefit of SOC drug therapy (n=72 treatments)**
- **Average LAPP treatment period of 4 hrs in absence of SOC drug therapy benefit (n=24 treatments)**



Per-treatment viral load reduction %
70
60
50
40
30
20
10
0
26
DFPP

Lectin Affinity Plasmapheresis vs. Double Filtration Plasmapheresis

- Lectin affinity plasmapheresis provides a selective capture mechanism thereby avoiding the loss of key biomolecules such as fibrinogen
- Longer and more frequent treatments are therefore possible
- Lectin affinity plasmapheresis removes immunosuppressive proteins shed by HCV
- Lectin affinity plasmapheresis uses a sealed single-use disposable cartridge vs. multiple cartridges and pumps as required by DFPP

HIV/AIDS Patient Data

30 DAY STUDY – THREE HEMOPURIFIER® TREATMENTS PER WEEK

92% REDUCTION OF VIRAL LOAD



120000
100000
80000
60000
40000
20000
0
Treatment 1
Treatment 12

IMPROVED CD4+ T-CELL %



20
15
10
5
0
AIDS
Treatment 1
Treatment 12



% Initial HCV Viral Load
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
1
2
3
4
5
6
7
Time (days)
Drugs alone predicted
Drugs alone obs



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Initial HCV Viral Load
0
1
2
3
4
5
6
7
Time (days)
No drugs HP 4hr/day
Drugs alone predicted
Drugs alone obs


% Initial HCV Viral Load
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
1
2
3
4
5
6
7
Time (days)
No drugs HP 4hr/day
Drugs alone predicted
Drugs + HP 4hr predicted
Drugs alone obs

Next Step: Lectin Affinity PP + SOC in non-ESRD Population

- **30 patients: 15 control; 15 Hemopurifier**
- **3 consecutive days**
- **SOC therapy starts immediately after LAPP**
- **Looking next to initiate trials in Europe in support of application for CE mark.**

Advantages of Extracorporeal Blood Purification as an Adjunct to SOC

- **Improves viral clearance without adding drug toxicity**
- **Improves viral clearance without introducing new drug interaction risks**
- **Significantly improves cure rates vs. drug therapy alone**
- **Is a therapy that could easily be provided by nephrology practices.**